                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: January 8, 2003

                        Commission File Number: 000-27067

                         Communitronics of America, Inc.
             (Exact name of registrant as specified in its chapter)

                  Utah                                 87-0285684
            (State or other                          (IRS Employer
      jurisdiction of incorporation)               Identification No.)

              27955 Hwy. 98, Suite WW, Daphne, Alabama    36526
              (Address of principal executive offices)    Zip Code)

                                 (251) 625-6426
              (Registrant's telephone number, including area code)

                             All Correspondence to:
                          Brenda Lee Hamilton, Esquire
                          2 East Camino Real, Suite 202
                            Boca Raton, Florida 33432
                            Telephone (561) 416-8956
                             Facsimile 561-416-2855

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

A. No Change in Control as Previously Reported
On or about December 30, 2002, a Form 8-K Current Report (hereafter referred to as the December 30, 2002 Form 8-K) was filed with the Securities and Exchange
Commission reporting a change in our control, as follows:

          "On December 4, 2002, Communitronics of America, Inc. (the "Company")
          acquired GlobalTV, Inc. and as a result thereof the shareholders of
          GlobalTV, Inc. obtained control of the Company by virtue of the 14.5 million shares of the registrant's common stock issued to them in exchange for 100% of the issued and outstanding shares of GlobalTV,
          Inc., said 14,5000,000 shares is over 50% of the registrant's total issued and outstanding common stock after the transaction. The Company also purchased Vircomm Technologies, Inc. for 2,625,000 shares.
          Pursuant to the terms of the acquisition agreements relating to those acquisitions, Anthony Mellone, Carlos Pichard, Anthony Cucchi and
          Larry Hartman were appointed as additional directors to the board of directors of the Company, as approved by a majority of the shares held by shareholders of the Company."

We, our officers and our Board of Directors did not authorize Global TV,
Inc.("Global TV") or any of its officers, agents, representatives or any other person to file the December 30, 2002 Form 8-K announcing a change in our control. The information reported in the December 30 2002 Form 8-K was false. On or about January 6, 2003, our management received information that an unauthorized filing may have been made regarding our company and they immediately commenced an investigation. On or about January 8, 2003, we completed our initial investigation and our Director/President, David Pressler, met with legal counsel to affect the filing of this Form 8-K.

B. Background
During approximately November 2002, we entered into preliminary negotiations regarding a proposed acquisition of Global TV. Thereafter, we were provided with a proposed agreement that was subject to various due diligence and other contingencies, including closing on or before December 3, 2002. Even though we had executed the proposed agreement, Global TV did not execute the agreement until after the agreement had expired. As such, no agreement was ever consummated, we did not acquire Global TV and no change of our control occurred.

C. Unauthorized Filing of Form 8-K and Unauthorized Use of Edgar Filer Codes
Based upon our investigation, it appears that on or about December 30, 2002, certain parties obtained our Edgar filer codes from our prior Edgar filer,
Equity Technology Group, Inc., without our knowledge and/or consent and filed the December 30, 2002 Form 8-K with the Securities and Exchange Commission. It also appears from our investigation, that these individuals without our knowledge or consent contacted our transfer agent, Fidelity Transfer Company, and requested that the transfer agent issue additional shares of our common stock to them.

D. False Information Contained in Unauthorized Form 8-K
The unauthorized December 30, 2002 Form 8-K contained the following additional false statements: (a) the shareholders of Global TV never obtained control of the Company; (b) we never issued 14.5 million shares of our common stock to
Global TV; (c)the appointment of Anthony Mellone, Carlos Pichard, Anthony Cucchi
and Larry Hartman was never approved by a majority of our shareholders; and (d)
Anthony Mellone, Carlos Pichard, Anthony Cucchi and Larry Hartman were not appointed as additional directors to our board of directors.

E. Deficiencies in the Proposed Agreement
Upon consultation with our legal counsel, we learned the proposed agreement itself also contained various deficiencies which would prevent us from proceeding with the acquisition of Global TV, as follows:

i.   Despite the foregoing conditions to the agreement as specified in Section B above, Global TV failed to provide the numerous required schedules, including the December 31, 2001 and 2002 financial statements prior to the expiration of the agreement on December 3, 2002.

ii.  It was only after the expiration of the proposed agreement, that the agreement was signed by Global TV's management.

iii. The agreement contained various representations and contradictions which would prevent us from proceeding with the transactions. For instance, there are contradictory representations regarding Global TV's state of domicile,
     i.e. the agreement in the opening paragraph of the agreement states that
     Global TV is a Florida Corporation and in another section states that
     Global TV is a Nevada Corporation. Such inconsistencies would prohibit us from identifying the actual corporation which we were proposing to acquire.
     Moreover, upon inquiry with the States of Florida and Nevada we learned that Anthony Mellone, the purported  president of Global TV, had in fact incorporated numerous companies in both Nevada and Florida under variations of the Global TV name. Additionally, because Global TV did not provide us with any corporate or shareholder documentation, we were unable to determine whether Global TV complied with various state law and anti-takeover requirements pertaining to it being acquired. Additionally, the agreement failed to provide any information regarding our corporate structure had the transaction been consummated, namely whether Global TV would  become our wholly owned subsidiary or whether Global TV would be merged into us and cease to exist.

F. Conclusion
As a result of the foregoing, the proposed agreement between us and Global TV was never consummated or legally binding. We do not intend to proceed with any proposed agreement with Global TV. In addition, we intend to continue our internal investigation to determine whether any promoter, consultants, or beneficial owners of our common stock were involved in filing the December 30,
2002 Form 8-K and various press releases relating thereto and we will consider all legal remedies available to us as a result of their actions.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     NOT APPLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     NOT APLLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     NOT APPLICABLE

ITEM 5.  OTHER EVENTS

     NOT APPLICABLE

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     NOT APPLICABLE

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the
Undersigned, there unto duly authorized.

By: /s/ David Pressler
David Pressler, Director and President